Exhibit j.2

APPENDIX A

TO

AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

July 15, 2015

(Updated as of June 11, 2020)

NUVEEN CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Diversified Real Asset Income Fund

Nuveen All Cap Energy MLP Opportunities Fund

Nuveen AMT-Free Municipal Credit Income Fund f/k/a Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund

Nuveen AMT-Free Municipal Value Fund

Nuveen AMT-Free Quality Municipal Income Fund f/k/a Nuveen AMT-Free Municipal Income Fund

Nuveen Arizona Quality Municipal Income Fund f/k/a Nuveen Arizona Premium Income Municipal Fund

Nuveen Build America Bond Opportunity Fund

Nuveen California AMT-Free Quality Municipal Income Fund f/k/a Nuveen California AMT-Free Municipal Income Fund

Nuveen California Dividend Advantage Municipal Fund 2

Nuveen California Dividend Advantage Municipal Fund 3

Nuveen California Municipal Value Fund 2

Nuveen California Municipal Value Fund, Inc.

Nuveen California Quality Municipal Income Fund f/k/a Nuveen California Dividend Advantage Municipal Fund

Nuveen California Select Tax-Free Income Portfolio

Nuveen Connecticut Quality Municipal Income Fund f/k/a Nuveen Connecticut Premium Income Municipal Fund

Nuveen Core Equity Alpha Fund

Nuveen Credit Opportunities 2020 Target Term Fund

Nuveen Credit Opportunities 2022 Target Term Fund

Nuveen Credit Opportunities 2024 Target Term Fund

Nuveen Credit Strategies Income Fund

Nuveen Diversified Dividend and Income Fund

Nuveen Dow 30SM Dynamic Overwrite Fund

Nuveen Dynamic Municipal Opportunities Fund

Nuveen Emerging Markets Debt 2022 Target Term Fund

Nuveen Emerging Markets Debt 2025 Term Fund

Nuveen Energy MLP Total Return Fund

Nuveen Enhanced Municipal Value Fund

Nuveen Flexible Investment Income Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Georgia Quality Municipal Income Fund f/k/a Nuveen Georgia Dividend Advantage Municipal Fund 2

Nuveen Global Equity Income Fund

Nuveen Global High Income Fund

Nuveen High Income 2020 Target Term Fund

Nuveen High Income 2023 Target Term Fund

Nuveen High Income December 2018 Target Term Fund

Nuveen High Income December 2019 Target Term Fund

Nuveen High Income November 2021 Target Term Fund

APPENDIX A

TO

AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

July 15, 2015

(Updated as of June 11, 2020)

Nuveen Intermediate Duration Municipal Term Fund

Nuveen Intermediate Duration Quality Municipal Term Fund

Nuveen Maryland Quality Municipal Income Fund f/k/a Nuveen Maryland Premium Income Municipal Fund

Nuveen Massachusetts Quality Municipal Income Fund f/k/a Nuveen Massachusetts Premium Income Municipal Fund

Nuveen Michigan Quality Municipal Income Fund f/k/a Nuveen Michigan Quality Income Municipal Fund

Nuveen Minnesota Quality Municipal Income Fund f/k/a Nuveen Minnesota Municipal Income Fund

Nuveen Missouri Quality Municipal Income Fund f/k/a Nuveen Missouri Premium Income Municipal Fund

Nuveen Mortgage Opportunity Term Fund

Nuveen Mortgage Opportunity Term Fund 2

Nuveen Multi-Market Income Fund

Nuveen Municipal 2021 Target Term Fund

Nuveen Municipal Credit Income Fund f/k/a Nuveen Enhanced Municipal Credit Opportunities Fund

Nuveen Municipal Credit Opportunities Fund

Nuveen Municipal High Income Opportunity Fund

Nuveen Municipal Income Fund, Inc.

Nuveen Municipal Value Fund, Inc.

Nuveen NASDAQ 100 Dynamic Overwrite Fund

Nuveen New Jersey Municipal Value Fund

Nuveen New Jersey Quality Municipal Income Fund f/k/a Nuveen New Jersey Dividend Advantage Municipal Fund

Nuveen New York AMT-Free Quality Municipal Income Fund f/k/a Nuveen New York AMT-Free Municipal Income Fund

Nuveen New York Municipal Value Fund 2

Nuveen New York Municipal Value Fund, Inc.

Nuveen New York Quality Municipal Income Fund f/k/a Nuveen New York Dividend Advantage Municipal Fund

Nuveen New York Select Tax-Free Income Portfolio

Nuveen North Carolina Quality Municipal Income Fund f/k/a Nuveen North Carolina Premium Income Municipal Fund

Nuveen Ohio Quality Municipal Income Fund f/k/a Nuveen Ohio Quality Income Municipal Fund

Nuveen Pennsylvania Quality Municipal Income Fund f/k/a Nuveen Pennsylvania Investment Quality Municipal Fund

Nuveen Pennsylvania Municipal Value Fund

Nuveen Performance Plus Municipal Fund, Inc.

Nuveen Preferred and Income 2022 Term Fund

Nuveen Preferred and Income Term Fund

Nuveen Preferred & Income Opportunities Fund f/k/a Nuveen Preferred Income Opportunities Fund

Nuveen Preferred & Income Securities Fund f/k/a Nuveen Preferred Securities Income Fund

Nuveen Quality Municipal Income Fund f/k/a Nuveen Dividend Advantage Municipal Fund

Nuveen Real Asset Income and Growth Fund

Nuveen Real Estate Income Fund

Nuveen S&P 500 Buy-Write Fund

Nuveen S&P 500 Dynamic Overwrite Fund

Nuveen Select Maturities Municipal Fund

Nuveen Select Tax-Free Income Portfolio

Exhibit j.2

APPENDIX A

TO

AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

July 15, 2015

(Updated as of June 11, 2020)

Nuveen Select Tax-Free Income Portfolio 2

Nuveen Select Tax-Free Income Portfolio 3

Nuveen Senior Income Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Strategic Municipal Credit Fund f/k/a Nuveen Municipal High Yield & Special Situations Fund

Nuveen Tax-Advantaged Dividend Growth Fund

Nuveen Tax-Advantaged Total Return Strategy Fund

Nuveen Taxable Municipal Income Fund f/k/a Nuveen Build America Bond Fund

Nuveen Technology Opportunities Fund

Nuveen Texas Quality Municipal Income Fund f/k/a Nuveen Texas Quality Income Municipal Fund

Nuveen Virginia Quality Municipal Income Fund f/k/a Nuveen Virginia Premium Income Municipal Fund

NUVEEN OPEN-END MANAGEMENT INVESTMENT COMPANIES

NUVEEN MUNICIPAL TRUST, on behalf of:

Nuveen All-American Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

NUVEEN MULTISTATE TRUST I, on behalf of:

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II, on behalf of:

Nuveen California High Yield Municipal Bond Fund

Nuveen California Intermediate Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

APPENDIX A

TO

AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

July 15, 2015

(Updated as of June 11, 2020)

NUVEEN MULTISTATE TRUST III, on behalf of:

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV, on behalf of:

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

NUVEEN INVESTMENT TRUST, on behalf of:

Nuveen Concentrated Core Fund

Nuveen Core Dividend Fund

Nuveen Equity Market Neutral Fund

Nuveen Global Total Return Bond Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Core Plus Fund

Nuveen Large Cap Growth Fund

Nuveen Large Cap Value Fund

Nuveen NWQ Global All-Cap Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Nuveen U.S. Infrastructure Bond Fund

NUVEEN INVESTMENT TRUST II, on behalf of:

Nuveen Emerging Markets Equity Fund

Nuveen Equity Long/Short Fund

Nuveen Global Growth Fund

Nuveen Growth Fund

Nuveen International Growth Fund

Nuveen NWQ International Value Fund

Nuveen NWQ Japan Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

Exhibit j.2

APPENDIX A

TO

AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

July 15, 2015

(Updated as of June 11, 2020)

Nuveen Symphony Dynamic Equity Fund

Nuveen Symphony International Equity Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

Nuveen Tradewinds Emerging Markets Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Winslow International Large Cap Fund

Nuveen Winslow International Small Cap Fund

Nuveen Winslow Large-Cap Growth Fund

Nuveen Winslow Managed Volatility Equity Fund

NUVEEN INVESTMENT TRUST III, on behalf of:

Nuveen Symphony High Yield Income Fund f/k/a Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Dynamic Credit Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Symphony High Yield Bond Fund

NUVEEN INVESTMENT TRUST V, on behalf of:

Nuveen Global Real Estate Securities Fund

Nuveen Gresham Diversified Commodity Strategy Fund

Nuveen Gresham Long/Short Commodity Strategy Fund

Nuveen Gresham Managed Futures Strategy Fund

Nuveen Multi-Asset Income Fund

Nuveen Multi-Asset Income Tax-Aware Fund

Nuveen NWQ Flexible Income Fund

Nuveen Preferred Securities and Income Fund f/k/a Nuveen Preferred Securities Fund

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST, on behalf of

Nuveen Core Impact Bond Managed Accounts Portfolio

Municipal Total Return Managed Accounts Portfolio

NUVEEN INVESTMENT FUNDS, INC., on behalf of

Nuveen Global Infrastructure Fund

Nuveen International Select Fund

Nuveen Real Asset Income Fund

APPENDIX A

TO

AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

July 15, 2015

(Updated as of June 11, 2020)

SIGNATURE PAGE FOLLOWS

APPENDIX A

TO

AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

July 15, 2015

(Updated as of March 20, 2018)

Acknowledged and Accepted:

For the Above Fund Parties

By:	/s/ E. Scott Wickerham
Name: E. Scott Wickerham
Title: Vice President

Acknowledged:

STATE STREET BANK AND
TRUST COMPANY, as Custodian

By:	/s/ Andrew Erickson
Name: Andrew Erickson
Title: Executive Vice President